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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2004
                                                         -----------------

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Federal                       000-50810                42-1634975
----------------------------          --------------           --------------
(State or Other Jurisdiction)          (Commission            (I.R.S. Employer
      of Incorporation)                  File No.)           Identification No.)


One Jaffrey Road, Peterborough, NH                                  03458
----------------------------------                                  -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(b)  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

        On Thursday September 9, 2004, Richard J. Wargo resigned as Director and Chairman of the Board of Directors of Monadnock Community Bancorp, Inc. He is resigning at his own accord. Kenneth A. Christian, an existing director, was appointed Chairman of the Board of Directors.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of businesses acquired.  Not Applicable.

(b)           Pro forma financial information.  Not Applicable.

(c)           Exhibits.

              The following Exhibit is attached as part of this report:

              99.1     Press release dated September 9, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  MONADNOCK COMMUNITY
                                                  BANCORP, INC.



DATE: September 10, 2004                     By:  /s/ William M. Pierce, Jr.
                                                  ------------------------------
                                                  William M. Pierce, Jr.
                                                  President and Chief Executive
                                                  Officer